UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12
Smith & Wesson Holding Corporation
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on September 26, 2011.

SMITH & WESSON HOLDING CORPORATION
Meeting Information

Meeting Type: Annual
For holders as of: August 2, 2011
Date: September 26, 2011 Time: 9:00 AM, Local Time
Location:	2375 East Camelback Road Suite 700 Phoenix, AZ 85016
For Meeting Directions Please Call: 602-445-8400

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote  —
How to Access the Proxy Materials

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NOTICE AND PROXY STATEMENT         ANNUAL REPORT

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Voting Items
The Board of Directors recommends you vote FOR all directors.
1.	PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors all of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified:

Nominees:

01) Barry M. Monheit	05) John B. Furman
02) Robert L. Scott	06) Mitchell A. Saltz
03) Michael F. Golden	07) I. Marie Wadecki
04) Robert H. Brust
The Board of Directors recommends you vote FOR the following proposals:
2.	PROPOSAL 2: To approve our 2011 Employee Stock Purchase Plan to replace our expiring 2001 Employee Stock Purchase Plan.

3.	PROPOSAL 3: To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2011 (“say-on-pay”).
The Board of Directors recommends you vote 1 year on the following proposal:
4.	PROPOSAL 4: To provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers (“say-on-frequency”).
The Board of Directors recommends you vote FOR the following proposals:
5.
PROPOSAL 5: To approve the material terms of the performance goals under our 2004 Incentive Stock Plan, as amended, so as to take advantage of the benefits of Section 162(m) of the Internal Revenue Code.

6.
PROPOSAL 6: To ratify the appointment of BDO USA, LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2012.

and upon such matters which may properly come before the meeting or any adjournment or postponement thereof.